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                                 FORM 8-K

                    SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C.  20549






                              CURRENT REPORT

                  PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES EXCHANGE ACT OF 1934




                      Date of Report: March 20, 1998
               Date of earliest event reported: March 20, 1998



                 THE MAY DEPARTMENT STORES COMPANY
          (Exact name of Registrant as specified in its charter)

   Delaware                   I-79               43-1104396
(State or other           (Commission         (IRS Employer
jurisdiction of           File Number)        Identification No.)
incorporation)



  611 Olive Street, St. Louis, Missouri               63101
(Address of principal executive offices)           (Zip code)



            Registrant's telephone number, including area code:
                               (314) 342-6300






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Item 7.   Financial Statements and Exhibits.

(c)  Exhibits.  The following documents are filed as Exhibits.

                                                     Sequential
                                                     Numbering
                                                     System
Exhibit No.    Exhibit                               Page Number

     99.1      Press Release dated March 20, 1998      5









































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                                 SIGNATURE



     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                              THE MAY DEPARTMENT STORES COMPANY



Dated:  March 20, 1998    By:  /s/ Jan R. Kniffen
                                   Jan R. Kniffen
                                   Senior Vice President and
                                   Treasurer

































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                             INDEX TO EXHIBITS



                                                     Sequential
                                                     Numbering
                                                     System
Exhibit No.    Exhibit                               Page Number

     99.1      Press Release dated March 20, 1998      5









































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                             EXHIBIT NO. 99.1

THE MAY DEPARTMENT STORES COMPANY DECLARES QUARTERLY DIVIDEND

     ST. LOUIS, March 20, 1998 -- The May Department Stores
Company [NYSE:MAY] board of directors declared today a regular quarterly dividend of $.31 3/4 per share of common stock, payable on June 15, 1998, to shareowners of record June 1, 1998.

     The board of directors also announced that the annual meeting of its shareowners will be held at 10:00 a.m., May 22, 1998, at America's Center in St. Louis, Missouri.

     The May Department Stores Company has securities listed on the New York Stock Exchange.


FOR FURTHER INFORMATION CONTACT:  Jan R. Kniffen, Senior Vice
President and Treasurer, The May Department Stores Company,
314/342-6403.

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